 ________________________________________________________________________________ SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 DATE OF REPORT (Date of earliest event reported): August 14, 2002 PARALLEL PETROLEUM CORPORATION (Exact Name of Registrant as Specified in Its Charter) DELAWARE 0-13305 75-1971716 State or other jurisdiction (Commission File (IRS Employer of Incorporation or organization) Number) Identification No.) 110 N. Marienfeld, Suite 465, Midland, Texas 79701 (Address of Principal Executive Offices) (Zip Code) 915-684-3727 (Registrant's telephone number, including area code) _______________________________________________________________________________ Item 9. Regulation FD Disclosure On August 14, 2002, Parallel Petroleum Corporation (the "Company") submitted to the Securities and Exchange Commission the certification by its chief executive and chief financial officers, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of the Company's report on Form 10Q for the quarter ended June 30, 2002 filed on August 14, 2002. The certifications are set forth on pages 3 and 4 of this Form 8-K Report. CERTIFICATION Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes - Oxley Act of 2002, the undersigned, Thomas R. Cambridge, the Chairman of the Board of Directors and Chief Executive Officer of Parallel Petroleum Corporation (the "Company"), hereby certifies that the Quarterly Report on Form 10Q of the Company for the quarter ended June 30, 2002 fully complies with the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the information contained in that Form 10Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company. Dated: August 13, 2002 /s/ Thomas R. Cambridge ----------------------------------- Thomas R. Cambridge, Chairman of the Board of Directors and Chief Executive Officer This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose. -3- CERTIFICATION Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes - Oxley Act of 2002, the undersigned, Steven D. Foster, the Chief Financial Officer of Parallel Petroleum Corporation (the "Company"), hereby certifies that the Quarterly Report on Form 10Q of the Company for the quarter ended June 30, 2002 fully complies with the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the information contained in that Form 10Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company. Dated: August 13, 2002 /s/ Steven D. Foster ----------------------------------------- Steven D. Foster, Chief Financial Officer This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose. -4- SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. PARALLEL PETROLEUM CORPORATION /s/ Larry C. Oldham ------------------------------- Larry C. Oldham, President Dated: August 14, 2002 -5-